Semi
Annual
Report

[GRAPHIC OMITTED]

                                                               FEBRUARY 28, 2003


TEMPLETON CAPITAL
ACCUMULATOR FUND






     [LOGO OMITTED]
FRANKLIN(R) TEMPLETON(R)
      INVESTMENTS

         THANK YOU FOR INVESTING WITH
     FRANKLIN TEMPLETON. WE ENCOURAGE
OUR INVESTORS TO MAINTAIN A LONG-TERM
    PERSPECTIVE AND REMEMBER THAT ALL
  SECURITIES MARKETS MOVE BOTH UP AND
DOWN, AS DO MUTUAL FUND SHARE PRICES.
      WE APPRECIATE YOUR PAST SUPPORT
     AND LOOK FORWARD TO SERVING YOUR
 INVESTMENT NEEDS IN THE YEARS AHEAD.





[PHOTO OMITTED]
GARY P. MOTYL
PORTFOLIO MANAGER
TEMPLETON CAPITAL
ACCUMULATOR FUND

CONTENTS

Shareholder Letter ..................    1

Performance Summary .................    6

Financial Highlights &
Statement of Investments ............    7

Financial Statements ................   14

Notes to
Financial Statements ................   17





SHAREHOLDER LETTER

--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: TEMPLETON CAPITAL ACCUMULATOR FUND SEEKS LONG-TERM CAPITAL GROWTH. UNDER NORMAL MARKET CONDITIONS, THE FUND INVESTS IN EQUITY SECURITIES AND DEBT OBLIGATIONS OF COMPANIES AND GOVERNMENTS OF ANY NATION.
--------------------------------------------------------------------------------


Dear Shareholder:

This semiannual report for Templeton Capital Accumulator Fund covers the period ended February 28, 2003. During the six months under review, economic and geopolitical concerns kept global equity markets under significant pressure. War and terrorism worries, lackluster economic data, rising oil prices and a stagnating job climate were among the issues weighing heavily on many companies, consumers and investors around the globe. Within this demanding environment, Templeton Capital Accumulator Fund posted a -11.14% cumulative total return for the six-month period ended February 28, 2003, as shown in the Performance Summary on page 6. Despite a strong rally in the final quarter of 2002, the benchmark Morgan Stanley Capital International (MSCI) All Country (AC) World Free Index posted a -8.43% cumulative total return during the same time.1 The Fund's underperformance relative to the





[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF TEXT USED IN PYRAMID GRAPHIC AS FOLLOWS:

Global

Growth

Growth & Income

Income

Tax-Free Income



1. Source: Standard & Poor's Micropal. The unmanaged MSCI AC World Free Index is market capitalization-weighted and measures the total returns of equity securities available to foreign (non-local) investors in the developed and emerging markets globally. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 8.

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
2/28/03

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
Europe 44.3%
North America 29.1%
Asia 14.5%
Australia & New Zealand 3.9%
Latin America 2.0%
Middle East & Africa 0.9%
Short-Term Investments & Other Net Assets 5.3%




benchmark reflected the impact of our overweighting in the economically sensitive materials sector, and stock price weakness among selected telecommunications stocks (including Cable & Wireless) and information technology-related equities such as NEC, Celestica and Samsung Electronics.

During the six-month reporting period, we sought to take advantage of the global markets' high volatility and initiated several positions for the Fund, including Brambles Industries, Nestle and WPP Group. Brambles is an interesting stock in a seemingly mundane industry; the company is a leading provider of shipping pallets and related logistical services to European manufacturers, distributors and retailers. We believe the company stands to be an immediate beneficiary if the European Union economy improves. Nestle, the well-known global food products company, appeared undervalued in our analysis. If Nestle implements a planned aggressive cost-cutting program, we anticipate that these actions could potentially raise margins and boost profits. WPP is the world's leading advertising and media services conglomerate. The media and advertising industry has been under pressure for a few years, but we believe a global economic rebound could boost advertising spending and renew interest in WPP.

On the sell side, we eliminated a few of the portfolio's positions at a profit, including Banco Bradesco. This large Brazilian bank rebounded with the market late in the fourth quarter of 2002 on hopes that the new Brazilian government would be more moderate than earlier anticipated. However, we felt that Brazil still faced some serious economic hurdles going into 2003, and that the environment for banking stocks may be less hospitable than in the past. We also sold Smurfit-Stone Container, which we received along with cash in a buyout of Jefferson Smurfit. We continued to reduce our position in TransCanada PipeLines as the stock has performed well over the past year and no longer appeared undervalued to us.



TOP 10 SECTORS/INDUSTRIES
2/28/03

                      % OF TOTAL
                      NET ASSETS
--------------------------------
Diversified
Telecommunication Services 8.0%

Oil & Gas                  7.9%

Pharmaceuticals            7.6%

Insurance                  6.7%

Banks                      5.4%

Food Products              4.5%

Metals & Mining            4.3%

Household Durables         4.2%

Paper & Forest Products    3.8%

Machinery                  3.6%

Looking forward, we hold a positive investment outlook even though numerous challenges and uncertainties remained at period-end. We entered 2003 with several problematic holdovers from the prior year. Our main concerns include the still uncertain direction of the global economy, the impact of U.S.-led war with Iraq and its ramifications for energy prices, the timing of a capital spending recovery, and the sustainability of corporate earnings growth. Toward the end of 2002, these concerns were aggravated by other issues such as increased political tensions with North Korea and disrupted oil production and shipments due to a national strike in Venezuela. Near term, all these uncertainties hold the potential to hinder stock performance, but their resolution could also lead to an economic turnaround.

We believe that during the coming months investors could turn more positive on stocks, especially if the U.S. economy -- considered the prime driver of a global recovery -- meets growth expectations and if geopolitical intrigues are resolved promptly. This would likely cause an equity market rotation into sectors that are cyclical, or sensitive to economic conditions. If this occurs we think the Fund, which is generally overweighted in cyclical stocks, could benefit from such a shift in investor sentiment. Additionally, despite recent concerns about deflation and pricing power, commodity prices rose sharply during 2002. The Commodity Research Bureau (CRB) Index, a useful measure and important indicator of commodity price trends, gained 23% in 2002.2 Higher prices for commodities such as gold, base metals, paper and the like could benefit the profitability of many of the Fund's industrial and materials holdings.

As always, we will continue to focus our attention on identifying stocks that, in our view, trade at substantial discounts to our determination of long-term value, rather than speculating on



TOP 10 EQUITY HOLDINGS
2/28/03

COMPANY
SECTOR/INDUSTRY,            % OF TOTAL
COUNTRY                     NET ASSETS
--------------------------------------
Mylan Laboratories Inc.        1.9%
PHARMACEUTICALS, U.S.

BHP Billiton PLC               1.7%
METALS & MINING, AUSTRALIA

Aventis SA                     1.7%
PHARMACEUTICALS, FRANCE

E.ON AG                        1.7%
ELECTRIC UTILITIES, GERMANY

Telefonica SA                  1.6%
DIVERSIFIED TELECOMMUNICATION
SERVICES, SPAIN

BCE Inc.                       1.6%
DIVERSIFIED TELECOMMUNICATION
SERVICES, CANADA

Abbott Laboratories Inc.       1.6%
PHARMACEUTICALS, U.S.

Samsung Electronics Co. Ltd.   1.5%
SEMICONDUCTOR EQUIPMENT
& PRODUCTS, SOUTH KOREA

Procter & Gamble Co.           1.5%
HOUSEHOLD PRODUCTS, U.S.

Unilever PLC                   1.5%
FOOD PRODUCTS, U.K.



2. Source: Bridge Commodity Research Bureau. The CRB Index is an unweighted geometric average of 17 commodity price levels commonly used to gauge the effects of inflation.

--------------------------------------------------------------------------------
A NOTE ABOUT
DUPLICATE MAILINGS

YOU WILL RECEIVE YOUR FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.
--------------------------------------------------------------------------------



short-term market trends. Templeton's value approach has historically worked well in assessing a company's risk/reward character, and we have structured the portfolio with a view to the future. We feel that disciplined adherence to our bottom-up stock selection process is the correct approach for long-term investors.

It is important to note that there are special risks involved with global investing related to market, currency, economic, social, political and other factors. Emerging markets securities involve similar but heightened risks, in addition to those associated with their relatively small size and lesser liquidity. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, severe market corrections. For example, the MSCI Mexico Free Index has increased 1,789% in the past 15 calendar years, but has suffered 7 quarterly declines of more than 15% during that time.3 Although short-term volatility can be disconcerting, declines in excess of 50% are not unusual in emerging markets.







3. Source: Standard & Poor's Micropal. Based on quarterly total return change over 15 years ended 12/31/02. Market return is measured in U.S. dollars and includes reinvested dividends. The MSCI Mexico Free Index is market capitalization-weighted and measures the total returns of equity securities available to foreign (non-local) investors in Mexico.

Thank you for your participation in Templeton Capital Accumulator Fund. We welcome any comments or suggestions you may have, and we look forward to serving your investment needs in the years ahead.


Sincerely,


/S/SIGNATURE
Gary P. Motyl
Portfolio Manager
Templeton Capital Accumulator Fund


--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of February 28, 2003, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable but the Investment Manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 2/28/03

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF THE FUND'S OPERATING EXPENSES. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.



PRICE AND DISTRIBUTION INFORMATION

                               CHANGE         2/28/03   8/31/02
----------------------------------------------------------------
Net Asset Value (NAV)          -$1.13          $8.16     $9.29

DISTRIBUTIONS (9/1/02-2/28/03)
Dividend Income                $0.0988


PERFORMANCE

                                  6-MONTH    1-YEAR    5-YEAR    10-YEAR
-------------------------------------------------------------------------
Cumulative Total Return 1         -11.14%    -20.01%   -7.92%    113.65%
Average Annual Total Return 2     -11.14%    -20.01%   -1.64%      7.89%
Value of $10,000 Investment 3      $8,886     $7,999   $9,208    $21,365
Avg. Ann. Total Return (3/31/03) 4           -25.78%   -3.19%      7.16%



1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

Calculations do not include the effect of paying sales charges applicable to purchases of Fund shares through Templeton Capital Accumulation Plans, which may vary as discussed in the Plans' prospectuses. For the first year of a Plan, these charges can amount to 50% of the total amount invested during the year. Total returns would have been lower if these charges had been applied. Please refer to the Templeton Capital Accumulation Plans' prospectuses for information regarding applicable sales charges.

Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.


--------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, economic instability and political developments of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For more current performance, please call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

TEMPLETON CAPITAL ACCUMULATOR FUND
Financial Highlights


                                                 SIX MONTHS ENDED           YEAR ENDED AUGUST 31,
                                                FEBRUARY 28, 2003 ---------------------------------------------
                                                    (UNAUDITED)   2002      2001       2000      1999      1998
                                                ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........         $9.29    $10.85    $13.34     $12.11     $9.69    $10.97
                                                ---------------------------------------------------------------
Income from investment operations:
 Net investment income a .....................           .01       .12       .16        .16       .18       .18
 Net realized and unrealized gains (losses) ..         (1.03)    (1.57)    (1.45)      1.71      2.78     (1.00)
                                                ---------------------------------------------------------------
Total from investment operations .............         (1.02)    (1.45)    (1.29)      1.87      2.96      (.82)
                                                ---------------------------------------------------------------
Less distributions from:
 Net investment income .......................          (.10)     (.11)     (.16)      (.15)     (.18)     (.18)
 Net realized gains ..........................            --        --     (1.04)      (.49)     (.36)     (.28)
                                                ---------------------------------------------------------------
Total distributions ..........................          (.10)     (.11)    (1.20)      (.64)     (.54)     (.46)
                                                ---------------------------------------------------------------
Net asset value, end of period ...............         $8.17     $9.29    $10.85     $13.34    $12.11     $9.69
                                                ---------------------------------------------------------------
Total return b ...............................      (11.14)%  (13.38)%   (9.96)%     16.44%    32.01%   (7.87)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............      $340,290  $354,042  $364,236   $370,029  $291,136  $191,913
Ratios to average net assets:
 Expenses ....................................         1.11%c    1.11%     1.05%      1.03%     1.11%     1.00%
 Expenses, excluding waiver and payments by
  affiliate ..................................         1.11%c    1.11%     1.05%      1.03%     1.11%     1.09%
 Net investment income .......................          .21%c    1.13%     1.35%      1.24%     1.60%     1.77%
Portfolio turnover rate ......................        10.70%    14.28%    22.37%     32.13%    13.96%    11.92%



a Based on average weighted shares outstanding effective year ended August 31, 1999.
b Total return is not annualized for periods less than one year.
c Annualized.

                       See notes to financial statements.

TEMPLETON CAPITAL ACCUMULATOR FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (UNAUDITED)



                                                             COUNTRY             SHARES             VALUE
-------------------------------------------------------------------------------------------------------------
     COMMON STOCKS 93.9%
     AEROSPACE & DEFENSE 1.2%
     BAE Systems PLC ..................................  United Kingdom           910,610        $  1,577,733
     Embraer-Empresa Brasileira de
         Aeronautica SA, ADR ..........................      Brazil               112,725           1,162,195
     Rolls-Royce PLC ..................................  United Kingdom         1,000,000           1,252,205
                                                                                                 ------------
                                                                                                    3,992,133
                                                                                                 ------------
     AIR FREIGHT & COURIERS .9%
     Deutsche Post AG .................................      Germany              299,800           3,037,356
                                                                                                 ------------
     AIRLINES .4%
    aBritish Airways PLC ..............................  United Kingdom           748,000           1,228,248
                                                                                                 ------------
     AUTO COMPONENTS 1.1%
     Michelin SA, B ...................................      France               111,080           3,603,617
                                                                                                 ------------
     AUTOMOBILES 1.1%
     Volkswagen AG ....................................      Germany               96,600           3,867,873
                                                                                                 ------------
     BANKS 5.4%
     Abbey National PLC ...............................  United Kingdom           395,000           2,426,443
     Australia & New Zealand Banking Group Ltd. .......     Australia             200,000           1,992,900
    aBanca Nazionale del Lavoro SpA ...................       Italy               925,000           1,109,617
     DBS Group Holdings Ltd. ..........................     Singapore             433,900           2,395,101
     Foreningssparbanken AB, A ........................      Sweden               205,200           2,471,853
     Kookmin Bank .....................................    South Korea             98,694           3,017,912
     Nordea AB, FDR ...................................      Sweden               612,000           2,651,635
     San Paolo-IMI SpA ................................       Italy               340,000           2,381,928
                                                                                                 ------------
                                                                                                   18,447,389
                                                                                                 ------------
     BIOTECHNOLOGY .2%
    aCellTech Group PLC ...............................  United Kingdom           163,200             830,935
                                                                                                 ------------
     CHEMICALS 1.8%
     BASF AG ..........................................      Germany               72,200           2,622,427
     Bayer AG, Br. ....................................      Germany              100,000           1,326,766
     Clariant AG ......................................    Switzerland            136,000             994,926
     Imperial Chemical Industries PLC .................  United Kingdom           490,909           1,175,311
                                                                                                 ------------
                                                                                                    6,119,430
                                                                                                 ------------
     COMMERCIAL SERVICES & SUPPLIES 1.4%
     Adecco SA ........................................    Switzerland             72,560           2,188,572
     Brambles Industries PLC ..........................  United Kingdom           742,028           1,758,997
     Chubb PLC ........................................  United Kingdom           790,000             746,598
                                                                                                 ------------
                                                                                                    4,694,167
                                                                                                 ------------
     COMPUTERS & PERIPHERALS 1.4%
     Hewlett-Packard Co. ..............................   United States           213,700           3,387,145
     NEC Corp. ........................................       Japan               400,000           1,488,687
                                                                                                 ------------
                                                                                                    4,875,832
                                                                                                 ------------

TEMPLETON CAPITAL ACCUMULATOR FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (UNAUDITED) (CONT.)



                                                             COUNTRY             SHARES             VALUE
-------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     CONSTRUCTION MATERIALS .8%
     Hanson PLC .......................................  United Kingdom           557,581        $  2,614,978
                                                                                                 ------------
     DIVERSIFIED FINANCIALS 2.4%
     ICICI Bank Ltd. ..................................       India               291,249             912,884
     ICICI Bank Ltd., ADR .............................       India               126,375             898,526
     ING Groep NV .....................................    Netherlands            243,000           3,286,898
     Nomura Holdings Inc. .............................       Japan               184,000           2,163,333
     Swire Pacific Ltd., A ............................     Hong Kong             170,000             719,314
     Swire Pacific Ltd., B ............................     Hong Kong             100,000              67,956
                                                                                                 ------------
                                                                                                    8,048,911
                                                                                                 ------------
     DIVERSIFIED TELECOMMUNICATION SERVICES 8.0%
     BCE Inc. .........................................      Canada               291,200           5,427,993
     Cable & Wireless PLC .............................  United Kingdom         1,196,000           1,130,292
     Cia de Telecomunicaciones de Chile SA, ADR .......       Chile               261,725           2,475,919
     KT Corp., ADR ....................................    South Korea            125,800           2,327,300
     Nippon Telegraph & Telephone Corp. ...............       Japan                   793           2,870,831
     SBC Communications Inc. ..........................   United States           205,200           4,268,160
    aTelefonica SA ....................................       Spain               575,500           5,582,441
     Telefonos de Mexico SA de CV (Telmex), L, ADR ....      Mexico               112,500           3,270,375
                                                                                                 ------------
                                                                                                   27,353,311
                                                                                                 ------------
     ELECTRIC UTILITIES 3.3%
     E.ON AG ..........................................      Germany              135,000           5,740,068
     Endesa SA ........................................       Spain                74,200             887,694
     Iberdrola SA, Br. ................................       Spain               202,000           3,095,902
     Korea Electric Power Corp. .......................    South Korea             90,470           1,360,480
                                                                                                 ------------
                                                                                                   11,084,144
                                                                                                 ------------
     ELECTRICAL EQUIPMENT .6%
    aAlstom SA ........................................      France               227,096             717,156
    aAlstom SA, 144A ..................................      France                45,688             144,280
     Kidde PLC ........................................  United Kingdom         1,200,000           1,082,094
                                                                                                 ------------
                                                                                                    1,943,530
                                                                                                 ------------
     ELECTRONIC EQUIPMENT & INSTRUMENTS 1.0%
    aCelestica Inc. ...................................      Canada               183,000           2,198,751
     Hitachi Ltd. .....................................       Japan               317,000           1,313,851
                                                                                                 ------------
                                                                                                    3,512,602
                                                                                                 ------------
     ENERGY EQUIPMENT & SERVICES .5%
     IHC Caland NV ....................................    Netherlands             42,000           1,867,280
                                                                                                 ------------
     FOOD & DRUG RETAILING 1.3%
     Albertson's Inc. .................................   United States           105,000           1,977,150
     Safeway PLC ......................................  United Kingdom           525,000           2,443,572
                                                                                                 ------------
                                                                                                    4,420,722
                                                                                                 ------------

TEMPLETON CAPITAL ACCUMULATOR FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (UNAUDITED) (CONT.)



                                                             COUNTRY             SHARES             VALUE
-------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     FOOD PRODUCTS 4.5%
     Cadbury Schweppes PLC ............................  United Kingdom           368,000        $  1,860,635
     Kikkoman Corp. ...................................       Japan               330,000           2,213,491
     Kraft Foods Inc., A ..............................   United States           110,000           3,257,100
     Nestle SA ........................................    Switzerland             15,560           3,132,655
     Unilever PLC .....................................  United Kingdom           565,400           5,040,581
                                                                                                 ------------
                                                                                                   15,504,462
                                                                                                 ------------
     GAS UTILITIES .8%
     TransCanada PipeLines Ltd. .......................      Canada               191,776           2,859,005
                                                                                                 ------------
     HEALTH CARE EQUIPMENT & SUPPLIES .5%
     Amersham PLC .....................................  United Kingdom           234,215           1,578,856
                                                                                                 ------------
     HEALTH CARE PROVIDERS & SERVICES 1.8%
     CIGNA Corp. ......................................   United States            47,600           2,045,372
     Gehe AG ..........................................      Germany              105,466           3,955,742
                                                                                                 ------------
                                                                                                    6,001,114
                                                                                                 ------------
     HOUSEHOLD DURABLES 4.2%
     Electrolux AB, B .................................      Sweden               186,250           3,228,567
     Koninklijke Philips Electronics NV ...............    Netherlands            283,857           4,735,947
     LG Electronics Inc. ..............................    South Korea             93,600           3,160,122
     Sony Corp. .......................................       Japan                85,200           3,235,763
                                                                                                 ------------
                                                                                                   14,360,399
                                                                                                 ------------
     HOUSEHOLD PRODUCTS 1.5%
     Procter & Gamble Co. .............................   United States            61,700           5,050,762
                                                                                                 ------------
     INDUSTRIAL CONGLOMERATES .9%
     Hutchison Whampoa Ltd. ...........................     Hong Kong             221,650           1,327,211
     Smiths Group PLC .................................  United Kingdom           182,870           1,739,754
                                                                                                 ------------
                                                                                                    3,066,965
                                                                                                 ------------
     INSURANCE 6.7%
     Ace Ltd. .........................................      Bermuda              123,000           3,408,330
     American International Group Inc. ................   United States            65,240           3,215,680
     AXA SA ...........................................      France               178,712           2,184,254
     Muenchener Rueckversicherungs-Gesellschaft .......      Germany               16,960           1,517,191
     Riunione Adriatica di Sicurta SpA ................       Italy               158,701           1,951,648
     Sompo Japan Insurance Inc. .......................       Japan               610,000           3,018,397
     Swiss Reinsurance Co. ............................    Switzerland             79,620           4,286,327
     XL Capital Ltd., A ...............................      Bermuda               45,000           3,192,300
                                                                                                 ------------
                                                                                                   22,774,127
                                                                                                 ------------

TEMPLETON CAPITAL ACCUMULATOR FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (UNAUDITED) (CONT.)



                                                             COUNTRY             SHARES             VALUE
-------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     IT CONSULTING & SERVICES .5%
     Electronic Data Systems Corp. ....................   United States             2,000        $     31,140
     Satyam Computers Services Ltd. ...................       India                13,327              63,049
     Satyam Computers Services Ltd., ADR ..............       India               140,100           1,473,852
                                                                                                 ------------
                                                                                                    1,568,041
                                                                                                 ------------
     MACHINERY 3.6%
    aAtlas Copco AB, A ................................      Sweden               151,930           3,222,866
     Komatsu Ltd. .....................................       Japan               771,000           2,960,744
     SIG Holding AG ...................................    Switzerland             25,000           2,092,552
     Volvo AB, B ......................................      Sweden               220,000           3,852,391
                                                                                                 ------------
                                                                                                   12,128,553
                                                                                                 ------------
     MEDIA 2.5%
    aAOL Time Warner Inc. .............................   United States           193,000           2,184,760
     Interpublic Group of Cos. Inc. ...................   United States           155,000           1,495,750
     United Business Media PLC ........................  United Kingdom           291,666           1,006,093
     Wolters Kluwer NV ................................    Netherlands            135,000           1,866,795
     WPP Group PLC ....................................  United Kingdom           336,000           2,067,982
                                                                                                 ------------
                                                                                                    8,621,380
                                                                                                 ------------
     METALS & MINING 4.3%
     Alcan Inc. .......................................      Canada               142,400           4,047,008
     Alumina Ltd. .....................................     Australia             800,000           2,233,213
     BHP Billiton PLC .................................     Australia           1,145,014           5,951,591
     Pechiney SA, A ...................................      France                44,000           1,114,440
    aWMC Resources Ltd. ...............................     Australia             600,000           1,427,315
                                                                                                 ------------
                                                                                                   14,773,567
                                                                                                 ------------
     MULTI-UTILITIES .7%
     Suez SA ..........................................      France               180,000           2,357,138
                                                                                                 ------------
     MULTILINE RETAIL .9%
     Target Corp. .....................................   United States           106,460           3,050,079
                                                                                                 ------------
     OIL & GAS 7.9%
     ChevronTexaco Corp. ..............................   United States            50,820           3,261,119
     Eni SpA ..........................................       Italy               304,000           4,511,737
     Husky Energy Inc. ................................      Canada               245,000           2,787,455
     Norsk Hydro ASA ..................................      Norway                94,000           3,601,231
     Repsol YPF SA ....................................       Spain               171,000           2,395,939
     Shell Transport & Trading Co. PLC, ADR ...........  United Kingdom           120,000           4,167,600
     Sunoco Inc. ......................................   United States            85,000           3,008,150
     Total Fina Elf SA, B .............................      France                23,322           3,081,716
                                                                                                 ------------
                                                                                                   26,814,947
                                                                                                 ------------

TEMPLETON CAPITAL ACCUMULATOR FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (UNAUDITED) (CONT.)



                                                             COUNTRY             SHARES             VALUE
-------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     PAPER & FOREST PRODUCTS 3.8%
     Boise Cascade Corp. ..............................   United States           108,000        $  2,604,960
     Georgia-Pacific Corp. ............................   United States           144,000           2,161,440
     International Paper Co. ..........................   United States           109,000           3,818,270
     Norske Skogindustrier ASA, A .....................      Norway               130,000           1,660,142
     Stora Enso OYJ, R (EUR/FIM Traded) ...............      Finland              140,400           1,375,521
     Stora Enso OYJ, R (SEK Traded) ...................      Finland              130,627           1,281,861
                                                                                                 ------------
                                                                                                   12,902,194
                                                                                                 ------------
     PHARMACEUTICALS 7.6%
     Abbott Laboratories ..............................   United States           150,000           5,343,000
     Aventis SA .......................................      France               126,500           5,744,050
     Bristol-Myers Squibb Co. .........................   United States           128,500           2,994,050
     Mylan Laboratories Inc. ..........................   United States           225,000           6,423,750
     Pharmacia Corp. ..................................   United States            90,330           3,732,436
     Shire Pharmaceuticals Group PLC ..................  United Kingdom           334,200           1,726,588
                                                                                                 ------------
                                                                                                   25,963,874
                                                                                                 ------------
     REAL ESTATE .7%
     Cheung Kong Holdings Ltd. ........................     Hong Kong             390,000           2,450,283
                                                                                                 ------------
     ROAD & RAIL 1.5%
     Burlington Northern Santa Fe Corp. ...............   United States           113,000           2,825,000
     East Japan Railway Co. ...........................       Japan                   520           2,397,124
                                                                                                 ------------
                                                                                                    5,222,124
                                                                                                 ------------
     SEMICONDUCTOR EQUIPMENT & PRODUCTS 1.5%
     Samsung Electronics Co. Ltd. .....................    South Korea             22,300           5,221,673
                                                                                                 ------------
     SOFTWARE 1.5%
    aCheck Point Software Technologies Ltd. ...........      Israel               209,800           3,119,726
    aSynopsys Inc. ....................................   United States            46,500           1,896,270
                                                                                                 ------------
                                                                                                    5,015,996
                                                                                                 ------------
     SPECIALTY RETAIL .5%
    aToys R Us Inc. ...................................   United States           195,000           1,575,600
                                                                                                 ------------
     TEXTILES & APPAREL 1.1%
     Hugo Boss AG .....................................      Germany              108,000           1,280,421
     Kellwood Co. .....................................   United States            90,500           2,316,800
                                                                                                 ------------
                                                                                                    3,597,221
                                                                                                 ------------
     WIRELESS TELECOMMUNICATION SERVICES 1.6%
    aAT&T Wireless Services Inc. ......................   United States           500,000           2,955,000
    aChina Mobile (Hong Kong) Ltd. ....................       China             1,101,000           2,371,658
                                                                                                 ------------
                                                                                                    5,326,658
                                                                                                 ------------
     TOTAL COMMON STOCKS (COST $360,488,858) ..........                                           319,327,476
                                                                                                 ------------

TEMPLETON CAPITAL ACCUMULATOR FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (UNAUDITED) (CONT.)



                                                             COUNTRY             SHARES             VALUE
-------------------------------------------------------------------------------------------------------------
     PREFERRED STOCKS .8%
     Hugo Boss AG, pfd. ...............................      Germany               90,000        $  1,096,118
     News Corp. Ltd., pfd. ............................     Australia             312,000           1,616,943
                                                                                                 ------------
     TOTAL PREFERRED STOCKS (COST $3,008,871) .........                                             2,713,061
                                                                                                 ------------
     SHORT TERM INVESTMENTS (COST $48,031,487) 14.1%
    bFranklin Institutional Fiduciary Trust
       Money Market Portfolio .........................    United States       48,031,487          48,031,487
                                                                                                 ------------
     TOTAL INVESTMENTS (COST $411,529,216) 108.8% .....                                           370,072,024
     OTHER ASSETS, LESS LIABILITIES (8.8)% ............                                           (29,782,135)
                                                                                                 ------------
     NET ASSETS 100.0% ................................                                          $340,289,889
                                                                                                 ============

     CURRENCY ABBREVIATIONS:
     EUR -- European Unit
     FIM -- Finnish Markka
     SEK -- Swedish Krona




     a Non-income producing.
     b See Note 6 regarding investments in the "Sweep Money Fund."

TEMPLETON CAPITAL ACCUMULATOR FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 2003 (UNAUDITED)


Assets:
 Investments in securities:
  Cost ...................................................................................   $411,529,216
                                                                                             ============
  Value ..................................................................................    370,072,024
 Receivables:
  Investment securities sold .............................................................         34,467
  Capital shares sold ....................................................................          9,144
  Dividends and interest .................................................................        598,139
                                                                                             ------------
      Total assets .......................................................................    370,713,774
                                                                                             ------------
Liabilities:
 Payables:
  Investment securities purchased ........................................................     29,254,225
  Capital shares redeemed ................................................................         45,319
  Affiliates .............................................................................        247,980
 Funds advanced by custodian .............................................................        673,111
 Other Liabilities .......................................................................        203,250
                                                                                             ------------
      Total liabilities ..................................................................     30,423,885
                                                                                             ------------
Net assets, at value .....................................................................   $340,289,889
                                                                                             ============
Net assets consist of:
 Undistributed net investment income .....................................................   $    (56,408)
 Net unrealized appreciation (depreciation) ..............................................    (41,401,768)
 Accumulated net realized gain (loss) ....................................................    (22,580,559)
 Capital shares ..........................................................................    404,328,624
                                                                                             ------------
Net assets, at value .....................................................................   $340,289,889
                                                                                             ============

Net asset value and maximum offering price per share ($340,289,889 [DIVIDE] 41,669,815
  shares outstanding) ....................................................................          $8.17
                                                                                             ============



                       See notes to financial statements.

TEMPLETON CAPITAL ACCUMULATOR FUND
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2003 (UNAUDITED)


Dividend Income (net of foreign taxes of $165,652) .......................................   $  2,252,456
                                                                                             ------------
Expenses:
 Management fees (Note 3) ................................................................      1,205,518
 Administrative fees (Note 3) ............................................................        245,364
 Distribution fees (Note 3) ..............................................................        186,295
 Custodian fees ..........................................................................         41,250
 Reports to shareholders .................................................................        162,000
 Professional fees .......................................................................         43,750
 Trustees' fees and expenses .............................................................         13,500
 Other ...................................................................................          2,650
                                                                                             ------------
      Total expenses .....................................................................      1,900,327
                                                                                             ------------
           Net investment income .........................................................        352,129
                                                                                             ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ............................................................................    (10,639,004)
  Foreign currency transactions ..........................................................        (85,043)
                                                                                             ------------
      Net realized gain (loss) ...........................................................    (10,724,047)
 Net unrealized appreciation (depreciation) on:
  Investments ............................................................................    (30,340,136)
  Translation of assets and liabilities denominated in foreign currencies ................         16,846
                                                                                             ------------
      Net unrealized appreciation (depreciation) .........................................    (30,323,290)
                                                                                             ------------
Net realized and unrealized gain (loss) ..................................................    (41,047,337)
                                                                                             ------------
Net increase (decrease) in net assets resulting from operations ..........................   $(40,695,208)
                                                                                             ============

                       See notes to financial statements.

TEMPLETON CAPITAL ACCUMULATOR FUND
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2003 (UNAUDITED)
AND THE YEAR ENDED AUGUST 31, 2002

                                                                             SIX MONTHS ENDED      YEAR ENDED
                                                                             FEBRUARY 28, 2003  AUGUST 31, 2002
                                                                             ----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................................................... $    352,129       $  4,156,972
  Net realized gain (loss) from investments and foreign currency transactions   (10,724,047)        (6,669,397)
  Net unrealized appreciation (depreciation) on investments and translation
    of assets and liabilities denominated in foreign currencies ..............  (30,323,290)       (49,926,876)
                                                                               -------------------------------
      Net increase (decrease) in net assets resulting from operations ........  (40,695,208)       (52,439,301)

Distributions to shareholders from net investment income .....................   (3,882,809)        (3,898,590)
                                                                               -------------------------------
Capital share transactions (Note 2) ..........................................   30,825,845         46,144,060
      Net increase (decrease) in net assets ..................................  (13,752,172)       (10,193,831)

Net assets:
 Beginning of period .........................................................  354,042,061        364,235,892
                                                                               -------------------------------
 End of period ............................................................... $340,289,889       $354,042,061
                                                                               ===============================
Undistributed net investment income included in net assets:
 End of period ............................................................... $    (56,408)      $  3,474,272
                                                                               ===============================

                       See notes to financial statements.

TEMPLETON CAPITAL ACCUMULATOR FUND
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Capital Accumulator Fund is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. Effective June 13, 2002, the Fund was reorganized from a Maryland corporation into a Delaware statutory trust. The reorganization had no effect on shares of the Fund or its investment portfolio. Shares of the Fund are offered to the general public only through Templeton Capital Accumulation Plans. The Fund seeks long term capital growth. Under normal market conditions, the Fund invests in equity securities and debt obligations of companies and governments of any nation. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

TEMPLETON CAPITAL ACCUMULATOR FUND
Notes to Financial Statements (unaudited) (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

At February 28, 2003, there were an unlimited number of shares of beneficial interest authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                       SIX MONTHS ENDED                 YEAR ENDED
                                                       FEBRUARY 28, 2003              AUGUST 31, 2002
                                                   -------------------------------------------------------
                                                     SHARES      AMOUNT            SHARES        AMOUNT
                                                   -------------------------------------------------------
Shares sold .....................................  3,954,437   $34,179,571        5,856,787  $ 59,954,071
Shares issued on reinvestment of distributions ..    451,621     3,825,864          393,394     3,838,352
Shares redeemed .................................   (834,295)   (7,179,590)      (1,722,844)  (17,648,363)
                                                   -------------------------------------------------------
Net increase (decrease) .........................  3,571,763   $30,825,845        4,527,337  $ 46,144,060
                                                   =======================================================

3. TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also officers or directors of Templeton Investment Counsel, LLC (TIC), Franklin Templeton Services, LLC (FT Services), and Franklin/Templeton Distributors, Inc. (Distributors), the Fund's investment manager, administrative manager and principal underwriter, respectively.

The Fund pays an investment management fee to TIC of 0.75% per year of the average daily net assets of the Fund.

TEMPLETON CAPITAL ACCUMULATOR FUND
Notes to Financial Statements (unaudited) (CONTINUED)


3. TRANSACTIONS WITH AFFILIATES (CONT.)

The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets as follows:

        ANNUALIZED
        FEE RATE  AVERAGE DAILY NET ASSETS
        --------------------------------------------------------------
        0.15%     First $200 million
        0.135%    Over $200 million, up to and including $700 million
        0.10%     Over $700 million, up to and including $1.2 billion
        0.075%    Over $1.2 billion

The Fund reimburses Distributors up to a blended rate of .10% of average daily net assets per year attributable to Templeton Capital Accumulator Plan I and ..30% of average daily net assets per year attributable to Templeton Capital Accumulator Plan II, for costs incurred in marketing the Fund's shares. Under the distribution plan, costs and expenses exceeding the maximum may be reimbursed in subsequent periods. At February 28, 2003, Distributors advised the Fund that unreimbursed costs of $353,253. Distributors received net commissions from sales of the Fund's shares for the year of $246,047.


4. INCOME TAXES

At February 28, 2003, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                 Cost of investments .......................  $411,529,460
                                                              ------------
                 Unrealized appreciation ...................    35,481,767
                 Unrealized depreciation ...................   (76,939,203)
                                                              ------------
                 Net unrealized appreciation (depreciation)   $(41,457,436)
                                                              ============

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales and losses realized subsequent to October 31 on the sale of securities and foreign currencies.

At August 31, 2002, the Fund had tax basis capital losses of $3,847,447, which may be carried over to offset future capital gains. Such losses expire in 2010.

TEMPLETON CAPITAL ACCUMULATOR FUND
Notes to Financial Statements (unaudited) (CONTINUED)


4. INCOME TAXES (CONT.)

At August 31, 2002, the Fund had deferred capital and currency losses occurring subsequent to October 31, 2001 of $7,989,184 and $19,637, respectively. For tax purposes, such losses will be reflected in the year ending August 31, 2003.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended February 28, 2003 aggregated $65,199,012 and $32,709,643, respectively.


6. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers Inc. (an affiliate of the advisor). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund earned $270,467 of dividend income from investment in the Sweep Money Fund.

LITERATURE REQUEST
For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN (R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


FRANKLIN TEMPLETON INVESTMENTS

GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International (Ex EM) Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin Capital Growth Fund 1
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund 2
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund
Franklin Technology Fund
Franklin U.S. Long-Short Fund 3

GROWTH & INCOME
Franklin Balance Sheet Investment Fund 4
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 4
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust 6
Franklin Short-Intermediate
 U.S. Government Securities Fund 5
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund 5
Franklin Federal Money Fund 5,7
Franklin Money Fund 5,7

TAX-FREE INCOME 8
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund 9
Tax-Exempt Money Fund 5,7

STATE-SPECIFIC
TAX-FREE INCOME 8
Alabama
Arizona
California 10
Colorado
Connecticut
Florida 10
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 9
Michigan 9
Minnesota 9
Missouri
New Jersey
New York 10
North Carolina
Ohio 9
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust 11


1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.
2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.
3. Upon reaching approximately $350 million in assets, the fund will close to all investors.
4. The fund is only open to existing shareholders as well as select retirement plans.
5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
6. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
7. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.
8. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
9. Portfolio of insured municipal securities.
10. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).
11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.



                                                                           12/02

     [LOGO OMITTED]
FRANKLIN(R) TEMPLETON(R)    One Franklin Parkway
       INVESTMENTS          San Mateo, CA  94403-1906



SEMIANNUAL REPORT
TEMPLETON CAPITAL ACCUMULATOR FUND

PRINCIPAL UNDERWRITER
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Templeton Capital Accumulator Fund prospectus, which contains more complete information, including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.



TCAP S2003 04/03    [GRAPHIC] Printed on recycled paper